Hour Loop, Inc.

Investor Presentation

Q4 2023

DISCLOSURES & SAFE HARBOR

This presentation contains forward-looking statements regarding future events and the future results of Hour Loop, Inc. (the "Company") that are based on current expectations, estimates, forecasts, and projections about the industry in which the Company operates and the beliefs and assumptions of the management of the company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable. Summaries of information contained in this presentation may not be complete. The Company does not represent that the information herein is complete. The information in this presentation is current only as of October 11, 2023, and the Company's business or financial condition and other information in this presentation may change after that date. The Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions.

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The factors that could cause the Company's actual results to differ materially are discussed in the Company's filings with the Securities and Exchange Commission, including in Item IA, "Risk Factors" of the Company's most recent annual report on Form 10-K, as the same may be updated from time to time, and in other filings with the Securities and Exchange Commission.

Table of Contents

Company Overview

SEASONED MANAGEMENT TEAM

Sam Lai *Chief Executive Officer, Chairman, & Co-Founder*	**Maggie Yu** *Co-Founder, Senior Vice President, & Director*
▪ Chief Executive Officer and been a member of Board of Directors since June 2013 and our Chairman of Board since April 2021 ▪ Seasoned software engineer who has designed and built software and code from the ground up at Hour Loop, Inc., Amazon.com, Inc., UnifiedEdge, Inc., Kits, and Applied Research Labs for the past 18 years ▪ Graduated with a Bachelors Degree in Computer Science from University of Texas at Austin in 2003 and a Master degree in Computer Science from University of California, San Diego in 2004	▪ Senior Vice President and has been a member of Board of Directors since June 2013 ▪ Early pioneer of reselling on Amazon with 18 years of reselling experience ▪ Graduated with a Bachelors Degree in Computer Science from University of California, San Diego in 2004

Company Summary

Hour Loop Overview

- Hour Loop, Inc. ("Hour Loop" or "the Company") is an **industry agnostic online gift shop** that has served hundreds of thousands of customers since its **inception in 2013**.
- The Company operates a **D2C service** through its website, **hourloop.com**, as well as the on **Amazon Marketplace**, providing authentic, high-quality items from brands like Roman, Kurt Adler, Mud Pie and others.
- Hour Loop operates in a space with immense white space, and, through a keen focus on **ease of navigation,** an **expansive product selection**, and **outstanding customer service**, the Company has created an unparalleled shopping experience.
- The firm also benefits from an extremely **robust back-end infrastructure system**, highlighted by proprietary software that has helped increase efficiency and operations amidst substantial e-commerce demand in the post COVID-19 economy.

Business Structure – Wholesale Retail

Hour Loop buys products in bulk directly from the brand or manufacturer at a wholesale price and makes a profit by selling the product on Amazon.

Advantages

- Purchase lower unit quantities with wholesale orders than private label products
- Less time intensive and easier to scale than sourcing products via retail arbitrage
- More brands will desire to work with the Company because of the relationship with Amazon and the broader presence it provides

Rising E-Commerce Demand

COVID-19 Catapulted Five Years of U.S. Ecommerce Retail Growth into Six Months

U.S. E-Commerce Share of Retail

- Increased from **~11.3% to ~16.1%** throughout the **first half of 2020**
- Increased from **~6.8% to ~11.3%** from **2015 to 2020**

Average YoY E-Commerce Growth from Q1 2019 to Q4 2019 was 14.9%

Average YoY E-Commerce Growth from Q2 2019 to Q2 2020 was 44.5%

Source: Common Thread, "10 Ecommerce Trends"

Investment Highlights

- Seasoned Management Team
- Increasing E-Commerce Penetration
- Proprietary Software
- Streamlined Operation Oversight & Management
- Strong Existing Customers & Strategic Partners
- Established Track Record of Profitability

hourloop

Company Summary

CONSUMER PRODUCTS

- Product categories include home/garden décor, toys, kitchenware, apparels, and electronics.
- 20% of our products are toys, which are extremely popular and competitive.
- No potential substitute products would pose a credible threat to the Company; developed a wide product diversification.
- Established product diversification by managing wide range of SKUs and continually expanding our product categories.
- Implementing a vendor acquisition team with the intention to onboard 150 vendors per year and increase product range as well as diversifying our product categories.


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Industry Overview

E-COMMERCE SALES EXPLODED IN THE U.S. IN 2020

- E-commerce sales have increased every single year in the U.S. since 1998. The proliferation of the internet and ease of service that **online shopping** provides has allowed sales to grow at a **CAGR of 12.8% between 2009 and 2019**.
- The COVID-19 pandemic proved to be a historic year for online retailers, particularly in the U.S. After e-commerce sales increased by ~$150 billion between 2016 and 2019 to $513 billion, shoppers spent an *additional* $150 billion online in **2020**, bringing **total e-commerce transaction value to nearly $670 billion, an increase of ~30.5%.**

Source: IBISWorld, "E-Commerce Sales"

U.S. E-COMMERCE SALES, 2010-2020 ($B)


$175.99
$203.09
$231.24
$256.13
$286.60
$321.97
$361.47
$409.60
$457.52
$513.19
$669.70
15.4%
15.4%
13.9%
10.8%
11.9%
12.3%
12.3%
13.3%
11.7%
12.2%
30.5%
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Sales
Growth

Source: IBISWorld, "E-Commerce Sales"

AMAZON SALES AS % OF U.S. E-COMMERCE SALES, 2020


35.3%
64.7%
Amazon
Other

Source: Amazon 10K, IBISWorld

U.S. E-COMMERCE SALES AS % OF TOTAL U.S. RETAIL SALES


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
13.5%
16.6%
2019
2020
E-Commerce Sales
Total Sales

Source: US Department of Commerce

STRONG E-COMMERCE TAILWINDS AND DECLINING BRICK AND MORTAR GIFT SHOP SALES INDICATE FUTURE GROWTH FOR HOUR LOOP

E-COMMERCE OUTLOOK IN 2021 AND BEYOND

- **E-Commerce sales** are projected to continue their substantial growth beyond 2021, likely reaching **more than $1 trillion by 2025**, with **CAGR of around 8.5%** over the period.
- While the explosive growth of 2020 is unlikely to be repeated, e-commerce penetration should also continue to climb, as new customer habits are hard to break and platforms like Amazon offer value in repeat business.
- Brick and mortar gift shops, on the other hand, rebounded in 2022 thanks to continued reopening of the economy, but will likely see sales decline modestly between 2022 and 2025. Sales have already declined from around $18 billion a decade ago as online takes a larger bite of the apple, with more consumers looking to the internet for their gifts.

Source: IBISWorld, "E-Commerce Sales"

PROJECTED E-COMMERCE SALES, 2021-2025 ($B)


$742.3
$823.1
$889.8
$958.1
$1028.1
2021p
2022p
2023p
2024p
2025p

BRICK AND MORTAR GIFT SHOP SALES, 2021-2025 ($B)


$13.6
$14.5
$14.5
$14.4
$14.3
2021p
2022p
2023p
2024p
2025p

Investment Highlights

STREAMLINED OPERATION OVERSIGHT & MANAGEMENT



Proprietary Software Allows for Automation:
Includes managing order review process, shipment management, inventory management, accounting, and complete end-to-end third-party integrations

Profitability Management:
Departments specialize in logistic costs, advertising, marketing, and product management with monthly review periods to identify areas to optimize margins and reduce expenses

Continuous Process Optimization for Data-Driven Approach:
Proprietary software analyzes and adapts for changing policies and technologies, while historical data and projections allow for informed decisions

Training and Mentorship Programs:
Training programs with designated mentors accelerates employees' professional development and enables the Company to hire new graduates or people without experience

Task Generalization Allows for Total Coverage:
Standard processes allow for employees to find their most suitable positions and for key processes to continue regardless of employee

PROPRIETARY SOFTWARE

Overall Benefits

- **Scalability** – enables individuals to manage large number of SKUs with minimal efforts.
- **Advanced AI** – automatically adjust prices and audit purchases.
- **Expert Knowledge** – allows Hour Loop to hire new grads or people without any experience.
- **Integration** – end-to-end API integrations from purchase to sales to accounting.

- Proprietary software architecture was designed from the ground up to be scalable, performant, secured, and easily extensible
- By using JRuby on Rails, the Company can make use the best parts of Java, Ruby, and Rails without paying for their disadvantages
- Access to the massive collections of Java library, portability, speed, multi-threading, and maturity, without having to be tied down with verbose code and strict typing
- Rails allows Hour Loop to quickly build web pages and integrate both the frontend and the backend
- The application runs on AWS and can be easily scaled up to as many hosts as needed
- It is accessible from a browser, so there is no need to setup or install anything on the client-side


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HOUR LOOP'S PARTNERSHIPS ALLOW THE COMPANY TO SCALE WITHOUT SPENDING ON INFRASTRUCTURE

RELATIONSHIP WITH AMAZON

- As a third-party seller on Amazon, it is Hour Loop's most critical partner
- In 2020, Amazon accounted for ~35.3% of U.S. E-Commerce, and had over 140M Prime Members in the U.S. with a forecasted annual growth rate of 3%
- 62% of Amazon sellers' profits rose in 2020
- 85% of Amazon sellers are profitable
- **Fulfillment by Amazon (FBA) Program:**
  - Service offered by Amazon that provides storage, packaging, and shipping assistance to sellers
  - Sellers ship products to Amazon fulfillment centers where they are stored until they are sold
  - Allows sellers to save on supply chain and infrastructure cost, which in turn allows sellers to scale their business more easily

Source: Jungle Scout, "The State of the Amazon Seller"

OTHER KEY PARTNERS

- **FedEx & FedEx Trade Networks:**
  - FedEx is Hour Loop's preferred partner for U.S. ground shipping
  - Hour Loop has secured competitive shipping rates with FedEx
  - FedEx Trade Networks assists Hour Loop with logistics and customer clearance when importing from overseas, mainly China
- **Teknia Web Solutions:**
  - Hour Loop's labor outsourcing partner located in Philippines
  - They provide virtual assistants to aide with data entries and other repetitive work from standard operating procedures
- **Estes Express Lines:**
  - Hour Loop's back up Less-Than-Truckload carrier when Amazon's partnered carrier is unavailable or too expensive
- **Third Party Logistics Companies:**
  - Rite Prep Shipping & Rahl Distributing
  - Forward or prep shipments to Amazon that require special care
  - This allows more flexibility and cost effectiveness for Hour Loop
- **Third Party Warehouses:**
  - Establishing relationships with third party warehouses to hedge against increasing Amazon storage fees
  - Currently have 7 warehouses in 5 states

Established Track Record of Profitability

Established Track Record of Profitability

Cost Advantages

- **Access to Low Product Costs:**
  - Import items in bulk directly for better pricing and annually-increasing discounts
- **Efficient Processes and Technologies:**
  - Proprietary software allows for tailor made tools for specific use cases to reduce manual operations
- **Advertising Cost of Sales**
  - Significantly lower than industry average due to Hour Loop's proprietary software enabling staff to optimize marketing campaign
- **Low Distribution and Logistics Costs:**
  - Amazon's FBA program reduces fixed costs of physical assets such as shipping centers and warehouses and allows Hour Loop to quickly scale up the business without infrastructure concerns
- **Efficiently Managed Operations:**
  - Average annual revenue per employee in industry in 2020 was $429,920 – Hour Loop's was $896,652
  - High revenue per employee is a positive driver of profitability
- **Labor Costs are Below 5% of Revenue:**
  - Hour Loop leverages third-party logistic companies and outsources data entry and other repetitive work

Lean Sales Model Versus B2C Peers



Revenue per Employee ($ in Thousands) (2020)
Walmart
Alibaba
hourloop
$228.8
$243.1
$297.4
$435.3
$896.7
$-
$200.00
$400.00
$600.00
$800.00
$1,000.00

Source: Public Websites

hourloop

Established Track Record of Profitability

IN 2023, HOUR LOOP RANKED AS AMAZON'S 14TH LARGEST SELLER BY SALES VOLUME

HISTORICAL REVENUES, 2013-2023 ($M)



CAGR 645%
NM
$1.1
$2.6
$7.3
$17.5
$24.4
$26.6
$38.7
$62.8
$95.9
$124.4
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023(F)

COST OF GOODS SOLD COMPARED TO REVENUE, 2021-2022 ($M)



$62.8
$28.0
2021
$95.9
$46.9
2022
Cost of Goods Sold
Revenue

SUMMARY

- Revenue grew by ~475,877% since inception, from 2013 to 2023(F)
- In 2022, Hour Loop earned a total of ~$95.9M in revenue
- For the six months ended June 30, 2023, Hour Loop earned ~$43.5M in revenue, which represents a ~60% increase YoY
- Hour Loop had a Compounded Annual Growth Rate of ~645% from 2013 to 2023(F)
- From 2021 to 2022, Cost of Goods Sold increased from ~45% of total revenue to ~49% of total revenue
- Since inception in 2013 to 2021, Hour Loop's net income increased from $4,682 to ~$4.8M. Hour Loop reported a net loss for 2022 as the Company aimed for rapid growth post IPO
- Net Margin was -2% in 2022 as compared with 8% in 2021

Thank You!